Taxation (Tables)	12 Months Ended
Dec. 31, 2020
Major components of tax expense (income) [abstract]
Summary of taxation charge	Taxation charge

	Note	2020 US$m	2019 US$m	2018 US$m
– Current		5,169	4,436	3,726
– Deferred	17	(178)	(289)	516
Total taxation charge		4,991	4,147	4,242

Summary of prima facie tax reconciliation
Prima facie tax reconciliation

	2020 US$m	2019 US$m	2018 US$m
Profit before taxation	15,391	11,119	18,167
Deduct: share of profit after tax of equity accounted units(a)	(652)	(301)	(513)
Add: impairment after tax of investments in equity accounted units (a)	339	—	—
Parent companies' and subsidiaries' profit before tax	15,078	10,818	17,654

Prima facie tax payable at UK rate of 19% (2019: 19%; 2018: 19%)	2,865	2,055	3,354
Higher rate of taxation on Australian underlying earnings	1,779	1,495	1,106
Impact of items excluded in arriving at underlying earnings(b):
– Impairment charges(c)	44	340	—
– Net gains and losses on consolidation and disposal of interests in businesses	—	55	(251)
– Exchange and gains/losses on derivatives	260	(22)	32
– Losses from increases to closure estimates (non-operating and fully impaired sites)	(24)	—	30
– Gain relating to surplus land at Kitimat	—	—	(81)
– Other exclusions	—	38	—
Impact of changes in tax rates and laws	—	1	47
Other tax rates applicable outside the UK and Australia on underlying earnings	(80)	(110)	(47)
Resource depletion and other depreciation allowances	(34)	(57)	(46)
Recognition of previously unrecognised deferred tax assets(d)	(182)	—	—
Write-down of previously recognised deferred tax assets(e)	173	42	13
Amounts under/(over) provided in prior years	9	83	(108)
Other items(f)	181	227	193
Total taxation charge(a)	4,991	4,147	4,242
(a)This tax reconciliation relates to the Group's parent companies, subsidiaries and joint operations, and excludes equity accounted units. The Group's share of profit of equity accounted units is net of tax charges of US$363 million (2019: US$190 million; 2018: US$273 million). Impairment after tax of investments in equity accounted units is net of tax credits of US$29 million (2019: US$nil; 2018: US$nil).
(b)The impact for each item includes the effect of tax rates applicable outside the UK.
(c)The tax impact of impairments includes the write-down of deferred tax assets at ISAL and NZAS and non-recognition of deferred tax on those impairments. The tax impact also includes recognition at local tax rates of deferred tax assets arising on the impairments of Bell Bay, Gladstone Power Station and Diavik. In the comparative period to 31 December 2019, the tax impact of impairment includes the write down of deferred tax assets in respect of prior year tax losses in Mongolia and recognition of deferred tax on impaired assets. Refer to note 6.
(d)The recognition of previously unrecognised deferred tax assets relates to the recognition of prior year deferred tax assets on losses and on impaired assets at Oyu Tolgoi due to improved deferred tax asset recovery expectations.
(e)Write down of previously recognised deferred tax assets relates primarily to the partial de-recognition of deferred tax assets in our Australian Aluminium business.
(f)Other items include non-deductible costs and withholding taxes, and various adjustments to provisions for taxation, the most significant of which relate to transfer pricing matters, including issues under discussion with the Australian Tax Office.
Summary of tax relating to components of other comprehensive income or loss

	2020 US$m	2019 US$m	2018 US$m
Tax on fair value movements:
– Cash flow hedge fair value gains	3	(6)	(54)
Tax credit/(charge) on actuarial gains and losses on post-retirement benefit plans	112	83	(271)
Tax relating to components of other comprehensive income/(loss) for the year(a)	115	77	(325)
(a)This comprises a deferred tax credit of US$115 million (2019: credit of US$77 million; 2018: charge of US$325 million) and a current tax charge of US$nil (2019: US$nil; 2018: US$nil), see note 17.